SUPPLEMENT DATED OCTOBER 30, 2024 TO THE PROSPECTUS
DATED SEPTEMBER 1, 2024, as supplemented,
OF VANECK ETF TRUST
This Supplement updates certain information contained in the above-dated Prospectus, for VanEck ETF Trust (the “Trust”) regarding the VanEck® J.P. Morgan EM Local Currency Bond ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective after market close on October 31, 2024 (the “Effective Date”), JPMorgan Securities Inc. will implement changes to the methodology of the J.P. Morgan GBI-EM Global Core Index (the “Emerging Markets Global Core Index”), the Fund's benchmark index.

Accordingly, on the Effective Date, the Fund’s disclosure will be modified as follows:
The section entitled “J.P. Morgan GBI-EM Global Core Index” in the Prospectus will be deleted in its entirety and replaced with the following:
The Emerging Markets Global Core Index is designed to track the performance of bonds issued by emerging market governments and denominated in the local currency of the issuer. The Emerging Markets Global Core Index is designed to be investible and includes only those countries that are accessible by most of the international investor base. J.P. Morgan includes only bonds from emerging market countries that are fixed-rate, domestic currency government bonds with greater than 2.5 years remaining maturity for initial inclusion in the Emerging Markets Global Core Index, but excludes those with less than 6 months remaining to maturity. Countries eligible for inclusion in the Emerging Markets Global Core Index are countries that either meet the GNI per capita-based Index Income Ceiling (“IIC”) criterion or the PPP-based Index PPP Ratio (“IPR”) criterion. J.P. Morgan defines the IIC as the GNI per capita level that is adjusted every year by the growth rate of the World GNI per capita, Atlas method (current US$), provided by the World Bank annually. An existing country may be considered for removal from the Emerging Markets Global Core Index if its GNI per capita is above the Index Income Ceiling (IIC) for three consecutive years and the country’s long term foreign currency sovereign credit rating (the available ratings from all three major rating agencies: is A-/A3/A- (inclusive) or above for three consecutive years). The IPR is calculated from the one-year lagged GDP data available in IMF’s World Economic Outlook publication. The EM IPR threshold is an indexed number which tracks the changes to the World IPR. IPR = GDP (current prices, USD) / GDP (current prices, PPP dollars) * 100. IPR criterion states that a country’s IPR should be below the EM threshold for three consecutive years, to be eligible. Changes in country eligibility may warrant the re-categorization of countries into and out of the Emerging Markets Global Core Index.

The Emerging Markets Global Core Index excludes countries with explicit capital controls, but does not factor in regulatory/tax hurdles in assessing eligibility, unless such regulatory or tax hurdles significantly hinder an investor’s ability to replicate the Emerging Markets Global Core Index.

Countries in the Emerging Markets Global Core Index are subject to a maximum country weight of 10% and a minimum country weight of 1%. The Emerging Markets Global Core Index is rebalanced monthly. J.P. Morgan may delay or change a scheduled rebalancing or reconstitution of the Emerging Markets Global Core Index or the implementation of certain rules at its sole discretion.

Please retain this supplement for future reference.